FOR IMMEDIATE RELEASE Contact: Kevin J. Hayes SVP/General Counsel, Secretary, and Chief Governance Officer 717.339.5085 khayes@acnb.com ACNB CORPORATION RECEIVES REGULATORY APPROVALS TO ACQUIRE TRADITIONS BANCORP, INC. GETTYSBURG, PA, November 12, 2024 --- ACNB Corporation (NASDAQ: ACNB) (“ACNB”), the parent financial holding company of ACNB Bank, a Pennsylvania state-chartered, FDIC insured community bank headquartered in Gettysburg, PA, is pleased to announce the receipt of all required regulatory approvals or waivers for ACNB’s proposed acquisition of Traditions Bancorp, Inc. (OTC Pink: TRBK) (“TRBK”) and its wholly-owned subsidiary, Traditions Bank, headquartered in York, PA. Both the Federal Deposit Insurance Corporation and the Pennsylvania Department of Banking and Securities have issued approvals of the applications made by ACNB and TRBK and their banking subsidiaries in connection with the transaction. The Federal Reserve Bank of Philadelphia has granted ACNB a waiver in regard to its merger application requirements. TRBK shareholders will vote on the proposed transaction at a special meeting of shareholders to be held on Wednesday, December 18, 2024. In addition, ACNB shareholders will be asked to vote in favor of the issuance of shares of ACNB common stock in connection with the merger at a special meeting of shareholders to be held virtually, also scheduled for Wednesday, December 18, 2024. Subject to obtaining TRBK and ACNB shareholder approvals and the fulfillment of other customary closing conditions provided in the Agreement and Plan of Reorganization between the parties, the transaction is currently expected to close with an effective date of February 1, 2025. # # #

ACNB CORPORATION Press Release/ACNB Corporation Receives Regulatory Approvals to Acquire Traditions Bancorp, Inc. November 12, 2024 Page 2 of 3 About ACNB Corporation ACNB Corporation, headquartered in Gettysburg, PA, is the independent $2.42 billion financial holding company for the wholly-owned subsidiaries of ACNB Bank, Gettysburg, PA, and ACNB Insurance Services, Inc., Westminster, MD. Originally founded in 1857, ACNB Bank serves its marketplace with banking and wealth management services, including trust and retail brokerage, via a network of 27 community banking offices and two loan offices located in the Pennsylvania counties of Adams, Cumberland, Franklin, Lancaster and York and the Maryland counties of Baltimore, Carroll and Frederick. ACNB Insurance Services, Inc. is a full-service insurance agency with licenses in 46 states. The agency offers a broad range of property, casualty, health, life and disability insurance serving personal and commercial clients through office locations in Westminster and Jarrettsville, MD, and Gettysburg, PA. About Traditions Bancorp, Inc. Traditions Bancorp, Inc. is the holding company for Traditions Bank, a PA state-chartered community bank with its Administrative Headquarters located at 226 Pauline Drive in York, PA. As of September 30, 2024, assets stood at $859 million. Following a strong set of Core Values, Traditions Bank is committed to providing creative solutions and personalized experiences that foster successful business and personal relationships. With six retail branches in York County, two retail branches in Lancaster County, and a loan production office in Cumberland County, plus extensive technology-based delivery channels, Traditions Bank offers exquisite customer service in the areas of Personal Banking, Commercial Banking, and Residential Mortgage Services. Caution Regarding Forward-Looking Statements The information presented herein may contain forward-looking statements. These forward-looking statements include, but are not limited to, statements about (i) the benefits of the proposed merger between ACNB and TRBK, (ii) ACNB’s and TRBK’s plans, obligations, expectations and intentions, and (iii) other statements presented herein that are not historical facts. Words such as “anticipates”, “believes”, “intends”, “should”, “expects”, “will” and variations of similar expressions are intended to identify forward-looking statements. These statements are based on the beliefs of the respective managements of ACNB and TRBK as to the expected outcome of future events and are not guarantees of future performance. These statements involve certain risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, and degree of occurrence. Results and outcomes may differ materially from what may be expressed or forecasted in forward-looking statements. Factors that could cause results and outcomes to differ materially include, among others, the ability to obtain required TRBK and ACNB shareholder approvals and meet other closing conditions to the transaction; the ability to complete the merger as expected and within the expected timeframe; disruptions to customer and employee relationships and business operations caused by the merger; the ability to implement integration plans associated with the transaction, which integration may be more difficult, time-consuming or costly than expected; the ability to achieve the cost savings and synergies contemplated by the merger within the expected timeframe, or at all; changes in local and national economies, or market conditions; changes in interest rates; regulations and accounting principles; changes in policies or guidelines; loan demand and asset quality, including real estate values and collateral values;

ACNB CORPORATION Press Release/ACNB Corporation Receives Regulatory Approvals to Acquire Traditions Bancorp, Inc. November 12, 2024 Page 3 of 3 deposit flow; the impact of competition from traditional or new sources; and, the other factors detailed in ACNB’s publicly-filed documents, including its Annual Report on Form 10-K for the year ended December 31, 2023. ACNB and TRBK assume no obligation to revise, update or clarify forward-looking statements to reflect events or conditions after the date of this press release. No Offer or Solicitation The information presented herein does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Additional Information about the Merger and Where to Find It In connection with the proposed merger, ACNB filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (Registration No. 333-282412) with respect to the offering of ACNB common stock as the merger consideration under the Securities Act of 1933, as amended, which includes a joint proxy statement of TRBK and ACNB and a prospectus of ACNB. The definitive joint proxy statement/prospectus has been sent to the shareholders of TRBK and ACNB, respectively, seeking the required shareholder approvals. Before making any voting or investment decision, investors and security holders are urged to read the registration statement and joint proxy statement/prospectus and other relevant documents filed with the SEC because they contain important information about ACNB, TRBK, and the transaction. Investors and security holders may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. Investors and security holders may also obtain free copies of these documents by directing a request by mail or telephone to ACNB Corporation at 16 Lincoln Square, P.O. Box 3129, Gettysburg, PA 17325 or (717) 339-5161, or by directing a request by mail or telephone to Traditions Bancorp, Inc. at 226 Pauline Drive, York, PA 17402 or (717)-747-2600. ACNB, TRBK, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of TRBK and ACNB, respectively, in connection with the merger. Information about the directors and executive officers of TRBK and ACNB and their ownership of TRBK and ACNB common stock may be obtained by reading the joint proxy statement/prospectus regarding the merger. Additional information regarding the interests of these participants and other persons who may be deemed participants in the merger may be obtained by reading the joint proxy statement/prospectus regarding the merger. ACNB #2024-18 November 12, 2024